EXHIBIT 77Q3 TO FORM N-SAR

Registrant Name: VIRTUS EQUITY TRUST
File Number: 811-945
Registrant CIK Number: 0000034273
March 31, 2014

Sub-Item 77Q3

Series	16

72DD1/72DD2
Class A $10,354, Class B $16, Class C $460, Class I $, Class T $
73A1/73A2
Class A $0.2870, Class B $0.1660, Class C $0.1730, Class I $,
Class T $
74U1/74U2
Class A 36,741, Class B 82, Class C 2,704, Class I , Class T

74V1/74V2
Class A $15.54, Class B $15.46, Class C $15.43, Class I $,
Class T $

Series	2
72DD1/72DD2
Class A $629, Class B $, Class C $, Class I $578, Class T $
73A1/73A2
Class A $0.0800, Class B $, Class C $, Class I $0.1610, Class T $
74U1/74U2
Class A 6,776, Class B , Class C 1,765, Class I 3,910, Class T

74V1/74V2
Class A $37.12, Class B $, Class C $35.55, Class I $37.11,
Class T $

Series	6
72DD1/72DD2
Class A $552, Class B $, Class C $20, Class I $88, Class T $
73A1/73A2
Class A $0.1040, Class B $, Class C $0.0150, Class I $0.1540,
Class T $
74U1/74U2
Class A 5,064, Class B , Class C 1,356, Class I 516, Class T

74V1/74V2
Class A $21.94, Class B $, Class C $20.60, Class I $21.90,
Class T $

Series	18
74U1/74U2
Class A 153, Class B , Class C 11, Class I 59, Class T

74V1/74V2
Class A $19.80, Class B $, Class C $19.23, Class I $19.89,
Class T $



Series	9
74U1/74U2
Class A 3,804, Class B 41, Class C 291, Class I 107, Class T

74V1/74V2
Class A $21.30, Class B $18.01, Class C $18.01, Class I
$21.66, Class T $

Series	4
72DD1/72DD2
Class A $401, Class B $, Class C $14, Class I $226, Class T $
73A1/73A2
Class A $0.1070, Class B $, Class C $0.0510, Class I $0.1400,
Class T $
74U1/74U2
Class A 3,537, Class B , Class C 278, Class I 685, Class T
74V1/74V2
Class A $13.93, Class B $, Class C $13.67, Class I $13.93,
Class T $

Series	10
72DD1/72DD2
Class A $422, Class B $, Class C $, Class I $438, Class T $
73A1/73A2
Class A $0.0500, Class B $, Class C $, Class I $0.0670, Class T $
74U1/74U2
Class A 8,213, Class B , Class C 1,630, Class I 6,210, Class T

74V1/74V2
Class A $16.74, Class B $, Class C $16.65, Class I $16.77,
Class T $

Series	14
72DD1/72DD2
Class A $199, Class B $, Class C $1, Class I $337, Class T $
73A1/73A2
Class A $0.0290, Class B $, Class C $0.0010, Class I $0.0400,
Class T $
74U1/74U2
Class A 6,710, Class B , Class C 1,521, Class I 9,714, Class T
74V1/74V2
Class A $24.19, Class B $, Class C $21.99, Class I $24.95,
Class T $

Series	12
74U1/74U2
Class A 5,591, Class B , Class C 829, Class I 1,211, Class T
74V1/74V2
Class A $16.97, Class B $, Class C $16.03, Class I $17.08,
Class T $



Series	15
72DD1/72DD2
Class A $1,077, Class B $, Class C $, Class I $31, Class T $
73A1/73A2
Class A $0.0310, Class B $, Class C $, Class I $0.0580, Class T $
74U1/74U2
Class A 32,151, Class B 254, Class C 599, Class I 438, Class T
74V1/74V2
Class A $12.41, Class B  $10.56, Class C $10.57, Class I
$12.64, Class T $

Series	8
72DD1/72DD2
Class A $3,950, Class B $8, Class C $45, Class I $, Class T $
73A1/73A2
Class A $0.2100, Class B $0.1310, Class C $0.1350, Class I $,
Class T $
74U1/74U2
Class A 19,434, Class B 57, Class C 368, Class I , Class T

74V1/74V2
Class A $10.06, Class B $10.18, Class C $10.27, Class I $,
Class T $